                                                                 Exhibit 10.(ii)

                                    AMENDMENT

               Agreement made as of the 6th day of February, 2002 between Sterling Bancorp, a New York corporation (the "Company") and ______________ (the "Executive").


                               W I T N E S S E T H

               WHEREAS, the Company and Executive have previously entered in to a Change in Control Severance Agreement (the "Severance Agreement"); and

               WHEREAS, the Company desires to amend the definition of "Change in Control" in the Severance Agreement to align its effects with the underlying intent of the Severance Agreement to protect the Executive in the event of a consummation a Change in Control; and

               WHEREAS, in consideration of Executive's continued employment with the Company and Executive's receiving a stock option grant from the Company for calendar year 2002, Executive has agreed to amend the definition of "Change in Control" in the Severance Agreement.

               NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

1. Section 4(c) of Appendix A to the Severance Agreement is amended by deleting the first eight words thereof and inserting the words "of the Company" immediately following the first appearance of the word "consolidation" therein.

2. A new Section 4(d) to Appendix A to the Severance Agreement is inserted which reads: "Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; or"

3. Former Section 4(d) to Appendix A to the Severance Agreement is renumbered as new Section 4(e) and former Section 4(e) to Appendix A to the Severance Agreement is hereby renumbered as new Section 4(f).

4. New Section 4(e) to Appendix A to the Severance Agreement is hereby amended by deleting the first phrase of that section from the word "Approval" up to and including the symbol "(2)".


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
                                                                 Exhibit 10.(ii)


               IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer of the Company and Executive has executed this Agreement as of the day and year first above written.




                                              STERLING BANCORP


                                          By:  /s/     JERROLD GILBERT
                                              ---------------------------
                                              Name:  Jerrold Gilbert
                                              Title:  Executive Vice President &
                                                      General Counsel


                                              ---------------------------
                                              Executive


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